===============================================================================

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): February 23, 2007


                          GS Mortgage Securities Corp.
    (as depositor for the GSAA Home Equity Trust 2007-2 formed pursuant to a
     Master Servicing and Trust Agreement, relating to the GSAA Home Equity
            Trust 2007-2, Asset-Backed Certificates, Series 2007-2)
             (Exact name of registrant as specified in its charter)

          Delaware                     333-132809-53             13-3387389
-----------------------------     ------------------------   ------------------
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
      of Incorporation)                                      Identification No.)

       85 Broad Street, New York, New York                          10004
----------------------------------------------------------     ----------------
    (Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 902-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

===============================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events.

Item 8.01. Other Events.

      On February 23, 2007, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Master Servicing and Trust Agreement, dated as of November 1, 2007 (the "Trust Agreement"), among the Company, as depositor, Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee and as a custodian, The Bank of New York Trust Company, National Association ("BNY") and U.S. Bank National Association ("U.S. Bank"), each as a custodian and Wells Fargo Bank, National Association ("Wells Fargo"), as master servicer and securities administrator of GSAA Home Equity Trust 2007-2, Asset-Backed Certificates, Series 2007-2 (the "Certificates"), issued in fifteen classes. The Class AV1, Class AF2, Class AF3, Class AF4A, Class AF4B, Class AF5A, Class AF5B, Class AF6A, Class AF6B, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class R, Class RC and Class RX Certificates, with an aggregate scheduled principal balance as of February 1, 2007 of $505,592,300 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of February 21, 2007, by and between the Company and the Underwriter. The Trust Agreement is annexed hereto as Exhibit 99.1.

      On February 23, 2007, the Company entered into the GSAA Home Equity Trust 2007-2, Asset-Backed Certificates, Series 2007-2, Bulk Primary First Lien Mortgage Insurance Policy No. 22803-0005-0 (the "Primary Mortgage Insurance Policy") issued in the name of Deutsche Bank, as Trustee on behalf of the Trust. The Primary Mortgage Insurance Policy is annexed hereto as Exhibit 99.2

      On February 23, 2007, the Company entered into an Assignment Agreement (the "Ameriquest Step 1 Assignment Agreement") dated as of February 23, 2007, among Ameriquest Mortgage Company ("Ameriquest"), the Company and Goldman Sachs Mortgage Company ("GSMC"). The Ameriquest Step 1 Assignment Agreement is annexed hereto as Exhibit 99.3.

      On February 23, 2007, the Company, entered into an Assignment Agreement (the "Ameriquest Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, Ameriquest, Deutsche Bank and Wells Fargo. The Ameriquest Step 2 Assignment Agreement is annexed hereto as Exhibit 99.4.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 1 Assignment Agreement") dated as of February 23, 2007, among Avelo Mortgage, L.L.C. ("Avelo"), the Company and GSMC. The Avelo Step 1 Assignment Agreement is annexed hereto as Exhibit 99.5.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "Avelo Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, Avelo, Deutsche Bank and Wells Fargo. The Avelo Step 2 Assignment Agreement is annexed hereto as Exhibit 99.6.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 1 Assignment Agreement") dated as of February 23, 2007, among GreenPoint Mortgage Funding, Inc. ("GreenPoint"), the Company and GSMC. The GreenPoint Step 1 Assignment Agreement is annexed hereto as Exhibit 99.7.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "GreenPoint Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, GreenPoint, Deutsche Bank and Wells Fargo. The GreenPoint Step 2 Assignment Agreement is annexed hereto as Exhibit 99.8.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "HSBC Step 1 Assignment Agreement") dated as of February 23, 2007, among HSBC Mortgage Company ("HSBC"), the Company and GSMC. The HSBC Step 1 Assignment Agreement is annexed hereto as Exhibit 99.9.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "HSBC Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, HSBC, Deutsche Bank and Wells Fargo. The HSBC Step 2 Assignment Agreement is annexed hereto as Exhibit 99.10.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "SunTrust Step 1 Assignment Agreement") dated as of February 23, 2007, among SunTrust Mortgage, Inc. ("SunTrust"), the Company and GSMC. The SunTrust Step 1 Assignment Agreement is annexed hereto as Exhibit 99.11.

      On February 23, 2007, the Company entered into an Assignment Agreement (the "SunTrust Step 2 Assignment Agreement") dated as of February 23, 2007, among the Company, SunTrust, Deutsche Bank and Wells Fargo. The SunTrust Step 2 Assignment Agreement is annexed hereto as Exhibit 99.12.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Trust Agreement.


Section 9 Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired:

            Not applicable.

(b)   Pro forma financial information:

            Not applicable.

(c)   Exhibits:

Exhibit 99.1 Master Servicing and Trust Agreement, dated as of February 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank, as trustee and as a custodian, U.S. Bank and BNY, each as a custodian and Wells Fargo as Master Servicer and securities administrator.

Exhibit 99.2 Primary Mortgage Insurance Policy, dated as of February 23, 2007, issued in the name of Deutsche Bank, as Trustee on behalf of the Trust.

Exhibit 99.3 Ameriquest Step 1 Assignment Agreement, dated as of February 23, 2007, among Ameriquest, GSMC and the Company.

Exhibit 99.4 Ameriquest Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, Ameriquest, Deutsche Bank and Wells Fargo.

Exhibit 99.5 Avelo Step 1 Assignment Agreement, dated as of February 23, 2007, among Avelo, GSMC and the Company.

Exhibit 99.6 Avelo Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, Avelo, Deutsche Bank and Wells Fargo.

Exhibit 99.7 GreenPoint Step 1 Assignment Agreement, dated as of February 23, 2007, among GreenPoint, GSMC and the Company.

Exhibit 99.8 GreenPoint Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, GreenPoint, Deutsche Bank and Wells Fargo.

Exhibit 99.9 HSBC Step 1 Assignment Agreement, dated as of February 23, 2007, among HSBC, GSMC and the Company.

Exhibit 99.10 HSBC Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, HSBC, Deutsche Bank and Wells Fargo.

Exhibit 99.11 SunTrust Step 1 Assignment Agreement, dated as of February 23, 2007, among SunTrust, GSMC and the Company.

Exhibit 99.12 SunTrust Step 2 Assignment Agreement, dated as of February 23, 2007, among the Company, SunTrust, Deutsche Bank and Wells Fargo.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 12, 2007


                                          GS MORTGAGE SECURITIES CORP.



                                          By:  /s/ Michelle Gill
                                                   -------------
                                              Name:  Michelle Gill
                                              Title: Vice President

                                                   Exhibit Index

Exhibit Index

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
         99.1             Master Servicing and Trust Agreement, dated as of November 1,                    E
                          2007, among GS Mortgage Securities Corp., as depositor,
                          Deutsche Bank as trustee and as a custodian, BNY and U.S.
                          Bank, each as a custodian and Wells Fargo as Master Servicer, and securities administrator.
          99.2            Primary Mortgage Insurance Policy, dated as of February 23,
                          2007, issued in the name of Deutsche Bank, as Trustee on
                          behalf of the Trust.

          99.3            Ameriquest Step 1 Assignment Agreement, dated as of February                     E
                          23, 2007, among Ameriquest, GSMC and the Company.

          99.4            Ameriquest Step 2 Assignment Agreement, dated as of February                     E
                          23, 2007, among the Company, Ameriquest, Deutsche Bank and
                          Wells Fargo.

          99.5            Avelo Step 1 Assignment Agreement, dated as of February 23,                      E
                          2007, among Avelo, GSMC and the Company.

          99.6            Avelo Step 2 Assignment Agreement, dated as of February 23,                      E
                          2007, among the Company, Avelo, Deutsche Bank and Wells Fargo.

          99.7            GreenPoint  Step 1 Assignment  Agreement,  dated as of February                  E
                          23, 2007, among GreenPoint, GSMC and the Company.

          99.8            GreenPoint  Step 2 Assignment  Agreement,  dated as of February                  E
                          23, 2007,  among the  Company,  GreenPoint,  Deutsche  Bank and
                          Wells Fargo.


          99.9            HSBC Step 1  Assignment  Agreement,  dated as of  February  23,                  E
                          2007, among HSBC, GSMC and the Company.

         99.10            HSBC Step 2 Assignment Agreement, dated as of                                    E


                          February 23, 2007, among the Company, HSBC, Deutsche Bank and
                          Wells Fargo.

         99.11            SunTrust Step 1 Assignment Agreement,  dated as of February 23,                  E
                          2007, among SunTrust, GSMC and the Company.

         99.12            SunTrust Step 2 Assignment Agreement, dated as of February 23,                   E
                          2007, among the Company, SunTrust, Deutsche Bank and Wells
                          Fargo.